SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 10, 2007 (December 5, 2007)
Date of Report (Date of earliest event reported)
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (f) On December 1, 2007, Energy Transfer Partners, L.P. (“ETP”) determined the amount of the discretionary bonuses to be paid to five of its named executive officers relating to ETP’s fiscal year ended August 31, 2007. In accordance with paragraph (f) of Item 5.02 of Regulation 8-K, the following table provides information reflecting these bonus amounts.

							Change in
							Pension
						Non-	Value and
						Equity	Nonqualified
						Incentive	Deferred
				Equity	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Position	Year	($)	($)(1)	($)(2)	($)	($)	($)	($)(3)	Total ($)
Mackie McCrea	2007	380,769	600,000	150,303	—	—	—	14,481	1,145,553
President — Midstream
R.C. Mills	2007	388,482	300,000	93,251	—	—	—	8,162	789,895
President — Propane
Brian J. Jennings (4)	2007	189,231	300,000	—	—	—	—	2,387,910	2,877,141
Chief Financial Officer
Jerry J. Langdon (5)	2007	53,846	62,500	—	—	—	—	324,614	440,960
Chief Administrative and Compliance Officer
Thomas P. Mason (6)	2007	238,462	291,667	—	—	—	—	2,478,593	3,008,722
General Counsel and Secretary

(1)	The bonus amounts for the executive officers of ETP shown in this table represent the discretionary bonus paid in December 2007 relating to ETP’s fiscal year ended August 31, 2007.

(2)	The amounts in this column reflect the amount of compensation expense recognized in our consolidated financial statements for the year ended August 31, 2007, determined in accordance with SFAS 123(R). The compensation expense for fiscal year 2007 is net of the impact of the cumulative adjustment of prior period compensation expense resulting from the unit forfeiture in 2007 due to the failure to achieve specified performance conditions.

(3)	The amounts in this column include (a) the amount of compensation expense recognized in our consolidated financial statements for the year ended August 31, 2007 related to equity-based awards of units in Energy Transfer Equity, L.P. owned by an affiliate to certain of our named executive officers, as discussed further above and in Note 6 to our consolidated financial statements, and (b) contributions to the 401(k) plan made by ETP on behalf of the named executive officers.

(4)	Mr. Jennings began employment on March 6, 2007.

(5)	Mr. Langdon began employment on July 1, 2007.

(6)	Mr. Mason began employment on February 1, 2007.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	Energy Transfer Partners GP, L.P., its general Partner

By:	Energy Transfer Partners, L.L.C., its general partner

Date: December 10, 2007	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer

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